                                                                Exhibit 4

                          [FRONT OF STOCK CERTIFICATE]

                               ONIX SYSTEMS INC.

ONX
COMMON STOCK             Incorporated under the laws of the    COMMON STOCK
PAR VALUE $.01                 State of Delaware               CUSIP 67088G 10 8
                                                               See Reverse Side
                                                               for Certain
                                                               Definitions

THIS CERTIFIES THAT

is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                               ONIX SYSTEMS INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and all the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                             [ ONIX SYSTEMS INC. ]

                               [ Corporate Seal ]



Secretary                                 President

                                          Countersigned and Registered:

                                          AMERICAN STOCK TRANSFER &
                                               TRUST COMPANY
                                          TRANSFER AGENT & REGISTRAR
                                          (New York, N.Y.)

                                          By:
                                             -----------------------------------
                                             Authorized Signature

                           [BACK OF STOCK CERTIFICATE]

                                ONIX SYSTEMS INC.

         This Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation.

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM   - as tenants in common          UNIF GIFT MIN ACT - _________ Custodian ___________
                                                               (Cust)              (Minor)

TEN ENT   - as tenants by the entireties                       under Uniform Gifts to Minors

JT TEN    - as joint tenants with right of                     Act
            survivorship and not as                               ---------------------------
            tenants in common                                              (State)


     Additional abbreviations may also be used though not in the above list.

     For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
 ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------
Shares of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------

--------------------------------------------------------------------------------
Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      ---------------------            -----------------------------------------
                                       Signature

                                       -----------------------------------------
                                       THE SIGNATURES TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME AS WRITTEN UPON
                                       THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.